SUPPLEMENT DATED MAY 20, 1997
                             TO THE PROSPECTUSES OF
                    TEMPLETON FOREIGN SMALLER COMPANIES FUND
                          TEMPLETON PACIFIC GROWTH FUND
              TEMPLETON FOREIGN SMALLER COMPANIES FUND - ADVISOR CLASS
                   TEMPLETON PACIFIC GROWTH FUND - ADVISOR CLASS
                              DATED JANUARY 1, 1997

The prospectus is amended to add the following under "What are the Fund's Potential Risks?": Hong Kong is scheduled to revert to the sover-eignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.